EXHIBIT 10.2

TWELFTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This TWELFTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of February 24, 2016, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.         Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement dated as of April 7, 2011, as further amended by that certain Second Amendment to Master Lease and Security Agreement dated as of May 16, 2011, Third Amendment to Master Lease and Security Agreement dated as of January 10, 2012, Fourth Amendment to Master Lease and Security Agreement dated as of April 18, 2012, Fifth Amendment to Master Lease and Security Agreement dated as of May 4, 2012 (incorrectly referred to as dated May 5, 2012 in certain amendments due to a scrivener’s error), Sixth Amendment to Master Lease and Security Agreement dated as of May 30, 2012 (incorrectly referred to as dated July 30, 2012 in certain amendments due to a scrivener’s error), Seventh Amendment to Master Lease and Security Agreement dated as of February 11, 2013,  Eighth Amendment to Master Lease and Security Agreement dated as of July 31, 2014, Ninth Amendment to Master Lease and Security Agreement dated as of September 30, 2014 (the “Ninth Amendment”), Tenth Amendment to Master Lease and Security Agreement dated as of March 29, 2015 (the “Tenth Amendment”), Eleventh Amendment to Master Lease and Security Agreement dated as of August 1, 2015, Addendum #1 to Master Lease and Security Agreement dated as of October 23, 2015, Addendum #2 to Master Lease and Security Agreement dated as of November 2, 2015, Addendum #3 to Master Lease and Security Agreement dated as of December 16, 2015, and Addendum #4 to Master Lease and Security Agreement dated as of February 16, 2015 (as so amended, the “Master Lease”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.         Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may have been or may hereafter be further amended, modified, or reaffirmed from time to time on accordance with the terms thereof, the (“Guaranty”).

C.         Lessor and Lessee desire to amend the Master Lease to modify certain provisions of the Ninth Amendment and Schedule 1 attached to the Tenth Amendment as more particularly provided herein.

762749.03-LACSR01A - MSW

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.         Recitals.  The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.

2.        Modifications to Ninth Amendment.

(a)       The Master Lease is hereby modified by deleting Recital E from the Ninth Amendment in its entirety and replacing it with the following in lieu thereof:  “Reference is made to the Pool 3 Facility identified on Exhibit A-3 to the Master Lease as “Old Orchard Health Care Center,” located on the land identified on said Exhibit as 4100 Freemansburg Avenue, Easton, PA 18045 (the “Old Orchard Facility”).  Lessee desires to develop a sixty-four (64) bed assisted living facility (as used herein and in the Master Lease, the “Arden Courts of Old Orchard Facility”) on behalf of Lessor on the land located adjacent to the Old Orchard Facility and more particularly described as the crosshatched area shown on Exhibit B attached hereto (the “Arden Land”) and thereafter lease from Lessor pursuant to the Master Lease, the Arden Courts of Old Orchard Facility.  The Arden Land is currently being leased to Lessee by Lessor pursuant to the Master Lease, and Lessor is willing to agree to such development and lease, under the terms and conditions set forth in this Amendment.”

(b)       The Master Lease is hereby modified by deleting the heading of Section 4 from the Ninth Amendment in its entirety and replacing it with the following in lieu thereof:  “Construction of Arden Courts of Old Orchard Facility.”

(c)       The Master Lease is hereby modified by deleting Section 4(a) from the Ninth Amendment in its entirety and replacing it with the following in lieu thereof:  “Lessor hereby requests Lessee to construct and Lessee hereby agrees to construct the Arden Courts of Old Orchard Facility on behalf of Lessor, pursuant to the terms and conditions set forth in this Amendment.  Notwithstanding anything to the contrary contained in the Master Lease, including, without limitation, Section 6.3 thereof, within 360 days of “Substantial Completion” (as hereinafter defined) of construction of the Arden Courts of Old Orchard Facility, Lessee will lease the Arden Courts of Old Orchard Facility pursuant to the Master Lease from Lessor (such date, the “Arden Courts of Old Orchard Lease Start Date”).  Lessee will determine the Arden Courts of Old Orchard Lease Start Date, by providing at least thirty (30) days prior written notice to Lessor within three hundred (300) days after Substantial Completion.  If Lessee does not provide such written notice to Lessor within three hundred (300) days after Substantial Completion, then Lessor shall have the right to determine the Arden Courts of Old Orchard Lease Start Date, which shall be within such 360 day period following Substantial Completion, by providing written notice to Lessee.  As used herein, “Substantial Completion” means the date on which Lessor has received from Lessee an Officer's Certificate stating the following:  (i) Lessee has received a copy of the certificate of occupancy for the Arden Courts of Old Orchard Facility from the applicable Governmental Authority; (ii) Lessee has received copies of all

762749.03-LACSR01A - MSW

necessary permits, approvals, healthcare licenses and Medicare certifications necessary for the operation of the Arden Courts of Old Orchard Facility; (iii) Lessee has received copies of lien releases from all parties that provided labor or materials for construction of the Arden Courts of Old Orchard Facility; (iv) the Arden Courts of Old Orchard Facility has commenced regular business operations; and (v) construction of the Arden Courts of Old Orchard Facility has been substantially completed in accordance with the plans and specifications and the applicable provisions of this Amendment and the Master Lease, except for punch-list items that remain to be completed.”

(d)       The Master Lease is hereby modified by deleting Section 4(b) from the Ninth Amendment in its entirety and replacing it with the following in lieu thereof:  “In connection with Lessee’s construction of the Arden Courts of Old Orchard Facility pursuant to the request of, and on behalf of, Lessor, Lessor shall reimburse Lessee for its costs, expenses and fees related to such construction (including, without limitation, a lease inducement fee and a construction management fee) in the total amount of Fifteen Million Dollars ($15,000,000.00) (the “Arden Courts of Old Orchard Construction Fee”), which such amount shall be payable by Lessor to Lessee on the Arden Courts of Old Orchard Lease Start Date.  Additionally, on or before the Arden Courts of Old Orchard Lease Start Date, Lessee shall supply or cause to be supplied to Lessor all documents and information pertaining to the construction of the Arden Courts of Old Orchard Facility as Lessor shall reasonably request (including, without limitation, any and all plans and specifications and all building, foundation, grading or other permits and/or authorizations necessary for the construction of the Arden Courts of Old Orchard Facility, and copies of the certificate of occupancy for the Arden Courts of Old Orchard Facility, copies of all necessary permits, approvals, healthcare licenses and Medicare certifications necessary for the operation of the Arden Courts of Old Orchard Facility) and Lessee shall also assign to Lessor each construction contract to which Lessee is a party and all guaranties and warranties relating thereto.  For purposes of clarity, the Arden Courts of Old Orchard Facility is and will remain Lessor’s property during and after the construction thereof and Lessee shall have no ownership rights thereto except as a lessee under the Master Lease.”

(e)       The Master Lease is hereby modified by deleting the phrase “the closing of the Purchase Transaction or the Closing Date, each” from Section 3(d)(ii) from the Ninth Amendment in its entirety and replacing it with the following in lieu thereof:  “the Arden Courts of Old Orchard Lease Start Date,”.

(f)       The Master Lease is hereby modified by deleting the term “Closing Date” from Sections 4(c), 4(c)(i)(2), 4(c)(ii)(4)(a), 4(c)(ii)(4)(b), 4(c)(ii)(4)(c), 4(c)(iii)(2), and 4(c)(iii)(3) from the Ninth Amendment in its entirety and replacing it with the following in lieu thereof:  “Arden Courts of Old Orchard Lease Start Date”.

(g)       The Master Lease is hereby modified by deleting the phrase “the closing of the Purchase Transaction on the Closing Date” from Sections 4(c)(i), 4(c)(ii) and 4(c)(iii) from the Ninth Amendment in its entirety and replacing it with the following in lieu thereof:  “the Arden Courts of Old Orchard Lease Start Date”.

762749.03-LACSR01A - MSW

(h)       The Master Lease is hereby modified by deleting the phrase “and the closing of the Purchase Transaction” from Section 5 of the Ninth Amendment in its entirety.

3.         Arden Courts of Old Orchard Lease Start Date.  The parties hereby acknowledge and agree that the Arden Courts of Old Orchard Lease Start Date shall be February 24, 2016.  Concurrently with the execution of this Amendment, Lessor shall pay to Lessee the Arden Courts of Old Orchard Construction Fee as reimbursement for the construction of the Arden Courts of Old Orchard Facility on behalf of Lessor.  Notwithstanding anything to the contrary contained herein or in the Master Lease, Allocated Minimum Rent for the Arden Courts of Old Orchard Facility for the month of February 2016 commencing as of the Arden Courts of Old Orchard Lease Start Date shall be due and payable on March 1, 2016 (together with all other Allocated Minimum Rent due on such date pursuant to the Master Lease).

4.Schedule 1 (Additional Facilities).  The Master Lease is hereby amended, effective as of October 23, 2015, by deleting Schedule 1 (Additional Facilities) attached to the Tenth Amendment in its entirety and replacing it with Schedule 1 attached hereto in lieu thereof.  The parties hereby acknowledge and agree that the revised Schedule 1 attached hereto does not impact or affect in any way the Initial Deferred Rent Obligation or the Deferred Rent Obligation, as both terms are defined in the Tenth Amendment, or the provisions related thereto contained in the Tenth Amendment.

5.         Tranche B Rental Factor.  For purposes of clarity, the parties hereby acknowledge and agree that the Tranche B Rental Factor (as defined in Section 3.5.3 of the Master Lease) shall be calculated as being compounded annually.

6.         Further Assurances.  The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Amendment.

7.         Effect of Amendment.  All references in the Master Lease to the “Master Lease” shall be deemed to be references to the Master Lease as amended hereby.

8.         Full Force and Effect; Acknowledgement.  The Master Lease, as hereby amended, shall remain and continue in full force and effect.

9.Counterparts; Facsimile or Electronically Transmitted Signatures.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

[NO FURTHER TEXT ON THIS PAGE]

762749.03-LACSR01A - MSW

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“Lessor”
HCP PROPERTIES, LP, a Delaware limited partnership
By: HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner
HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company
HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company
HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company
HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

762749.03-LACSR01A - MSW

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company
HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company
HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company
HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES-SALMON CREEK WA, LLC, a Delaware limited liability company
HCP PROPERTIES-WINGFIELD HILLS NV, LLC, a Delaware limited liability company

762749.03-LACSR01A - MSW

HCP PROPERTIES-UTICA RIDGE IA, LLC, a Delaware limited liability company
HCR TWINSBURG OH PROPERTY, LLC, a Delaware limited liability company
By:	/s/ Darren Kowalske
Name:	Darren Kowalske
Title:	Executive Vice President

HCR STERLING HEIGHTS MI PROPERTY, LLC, a Delaware limited liability company
By: HCR Schoenherr Road Property, LLC, a Delaware limited liability company, its sole member
By: HCP Properties, LP, a Delaware limited partnership, its sole member
By: HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Darren Kowalske
Name:	Darren Kowalske
Title:	Executive Vice President

762749.03-LACSR01A - MSW

“Lessee”
HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:	/s/ Martin D. Allen
Name:	Martin D. Allen
Title:	Vice President

762749.03-LACSR01A - MSW

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended pursuant to the foregoing Amendment.

HCR MANORCARE, INC., a Delaware corporation

By:	/s/ Martin D. Allen
Name:	Martin D. Allen
Title:	Vice President

762749.03-LACSR01A - MSW

SCHEDULE 1

Additional Facilities

Facility	Facility Owner/ Lessor	Facility Description and Primary Intended Use	Initial Monthly Allocated Minimum Rent(1)	Allocated Initial Investment	Fixed Term	1st Extended Term	2nd Extended Term	HCP ID
To be included in Pool 4
MCNRC Winter Park 2075 Loch Lomond Dr Winter Park, FL 32792	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 138 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2345
MCHS Washington Twn 378 Fries Mill Road Sewell, NJ 08080	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2348
MCHS Wingfield Hills 2350 Wingfield Hills Road Sparks, NV 89436	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2342
MCHS Utica Ridge 3800 Commerce Blvd. Davenport, IA 52807	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2343
MCHS Salmon Creek 2811 N.E. 139th Street Vancouver, WA 98686	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2344
MCHS Lacey 4524 Intelco Loop SE Lacey, WA 98503	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2349
MCHS Sterling Heights 38200 Schoenherr Road Sterling Heights, MI 48312	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2350
Heartland of Dublin 4075 W. Dublin-Granville Road Dublin, OH 43017	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2347
Heartland of Twinsburg 8551 Darrow Road Twinsburg, OH 44087	HCP Properties, LP	Skilled nursing facility / long term care facility consisting of 120 beds	[***]	[***]	Coterminus with Pool 4 Facilities	13 years	5 years	2346

(1)If the closing for any Additional Facility does not occur before April 1, 2016, then the Initial Monthly Allocated Minimum Rent for such Additional Facility will be increased by three percent (3%).

Portions of this schedule that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

762749.03-LACSR01A - MSW